                                                        Exhibit  10



                              ORGANOGENESIS INC.

                 AMENDED NON-STATUTORY STOCK OPTION AGREEMENT

   1. Grant of Option. Organogenesis Inc., a Delaware corporation (the "Company"), has granted to Herbert M. Stein (the "Employee"), an option to purchase an aggregate of 468,750 shares of Common Stock, $.01 par value ("Common Stock"), of the Company at a price of $4.80 per share, purchasable as set forth in and subject to the terms and conditions of this Agreement.

   2.  Exercise of Option and Provisions for Termination.

  (a) Vesting Schedule. Except as otherwise provided in this Agreement, this option shall be immediately exercisable, in whole or in part, and shall remain exercisable until May 7, 2002 (hereinafter the "Expiration Date"), provided that each exercise of this option shall be evidenced by and subject to the provisions of the Employee Non-Statutory Stock Option Exercise Agreement in substantially the form of Exhibit I hereto (the "Exercise Agreement"). This option may not be exercised at any time on or after the Expiration Date.

  (b) Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Employee's delivery to the Company of the Exercise Agreement, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon execution by the Employee and the Company of the Exercise Agreement. The Employee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

  (c) Continuous Employment Required. Except as otherwise provided in Section 3 hereof, this option may not be exercised unless the Employee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee of one or more of the Company, a Parent Corporation or a Subsidiary. The term "Parent Corporation" as used in this Agreement shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of an option, each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in such chain. The term "Subsidiary" as used in this Agreement shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For all purposes of this option, (i) "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations, and (ii) if this option shall be assumed or a new option substituted therefor in a transaction to which Section 425(a) of the Code applies, employment by such assuming or substituting corporation (hereinafter called the "Successor Corporation") or by a Parent Corporation or a Subsidiary thereof (as defined in the Plan, respectively, but with the Successor Corporation substituted for the Company in such definitions) shall be considered for all purposes of this option to be employment by the Company, a Parent Corporation or a Subsidiary, as the case may be.

  (d) Exercise Period Upon Termination of Employment. If the Employee ceases to be employed by the Company, a Parent Corporation or Subsidiary for any reason other than death or disability or a discharge for "cause," as provided below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Expiration Date).

  (e) Exercise Period Upon Death or Disability. If the Employee dies or becomes disabled (within the meaning of Section 22(e) (3) of the Code or any successor provision thereto) prior to the Expiration Date while he or she is an employee of the Company, a Parent Corporation or a Subsidiary, or if the Employee dies within three months after the Employee ceases to be an employee of any of the foregoing entities (other than as the result of a discharge for "cause" as specified in paragraph (f) below), this option shall be exercisable, within the period of one year following the date of death or disability of the Employee (but in no event after the Expiration Date), by the Employee or by the person to whom this option is transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "Employee", as used in this option, shall be deemed to include the estate of the Employee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Employee.

  (f) Discharge for Cause. If the Employee prior to the Expiration Date, ceases his or her employment with the Company, a Parent Corporation or a Subsidiary because he or she is discharged for "cause" (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment. "Cause" shall mean willful misconduct in connection with the Employee's employment or willful failure to perform his or her employment responsibilities in the best interests of his or her employer, as determined by the Company, which determination shall be conclusive.

   3. Payment of Purchase Price.

  (a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, or by delivery to the Company of shares of Common Stock of the Company then owned by the Employee having a fair market value equal in amount to the purchase price of such shares, or by any combination of such methods of payment.

  (b) Valuation of Shares Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Company's Common Stock which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

  (c) Delivery of Shares Tendered in Payment of Purchase Price. If the Employee exercises options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Employee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

  (d) Use of Statutory Option Stock. Notwithstanding the foregoing, "statutory option stock" (as defined below) may not be tendered in payment of the exercise price of this option if the stock to be so tendered has not, at the time of tender, been held by the Employee for the applicable minimum statutory holding period required to receive the tax benefits afforded under Section 421(a) of the Code with respect to such stock. As used above, the term "statutory option stock" means stock acquired through the exercise of a qualified stock option, incentive stock option, restricted stock option or an option granted under an employee stock purchase plan. The tender of statutory option stock in payment of the exercise price of this option shall be accompanied by written proof (in a form satisfactory to the Company) that such stock has been held by the Employee for the applicable minimum statutory holding period.

   4. Delivery of Shares. The Company shall, upon each exercise of this option and satisfaction of all conditions set forth in this option make prompt delivery of such shares to the Employee in accordance with the provisions of the Exercise Agreement, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. Any certificate or certificates evidencing shares purchased upon exercise of any option may bear a legend, in such form as the Company shall determine, indicating that such shares are subject to the restrictions on transfer, the repurchase rights and other provisions of the Exercise Agreement.

   5.  Nontransferability of Option.  Except as provided in paragraph (e) of
Section 2 or as otherwise deemed appropriate by the Board of Directors of the Company, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights other than as provided herein, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

   6. No Special Employment Rights. Nothing contained in this option shall be construed or deemed by any person under any circumstances to bind the Company or any Parent Corporation or Subsidiary to continue the employment of the Employee for the period within which this option may be exercised. However, during the period of the Employee's employment, the Employee shall render diligently and faithfully the services which are assigned to the Employee from time to time by the Board of Directors or by the executive officers of the Company or any Parent Corporation or Subsidiary and shall at no time take any action which, directly or indirectly, would be inconsistent with the best interests of the foregoing entities.

   7. Rights as a Shareholder. The Employee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate representing such shares is duly issued and delivered to the Employee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

   8. Recapitalization. In the event that the outstanding shares of Common Stock of the Company are changed into, or exchanged for, a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares to which this option shall be exercisable. Such adjustment to this option shall be made without change in the total price applicable to the unexercised portion of this option and a corresponding adjustment in the option price per share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of this option or a grant of additional benefits to the Employee.

   9. Reorganization. In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, or in case of a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this option, the Company shall, with respect to this option or any unexercised portion hereof, either (i) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon the Employee as a result of such substitution and further provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof or (ii) upon written notice to the Employee, provide that the unexercised portion of this option must be exercised within a specified number of days of the date of such notice or it will be terminated.

  10. Withholding Taxes. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Employee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

  11. Investment Representations; Legend.

  (a) Representations.  The Employee represents, warrants and covenants that:

      (i) Any shares purchased upon exercise of this option shall be acquired for the Employee's account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the "Securities Act") or any rule or regulation under the Securities Act.

      (ii) The Employee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Employee to evaluate the merits and risks of his or her investment in the Company.

      (iii) The Employee is able to bear the economic risk of holding shares acquired pursuant to the exercise of the option for an indefinite period.

      (iv) The Employee understands that (A) the shares acquired pursuant to the exercise of the option are not, as of the Grant Date, registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, the exemption from registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to the shares which may be acquired pursuant to the exercise of this option and the Company has no obligation to register any shares acquired pursuant to the exercise of this option under the Securities Act.

By making payment upon exercise of this option, the Employee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 11.

   (b) Legend on Stock Certificates. Unless the shares of Common Stock to be issued to the Employee hereunder have previously been registered under the Securities Act of 1933, all stock certificates representing shares of Common Stock issued to the Employee upon exercise of this option shall have affixed thereto a legend substantially in the following form, in addition to any other legends required by applicable state law:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

12.   Miscellaneous.

   (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee.

   (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

   (c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


                                  ORGANOGENESIS INC.



                                  By:
                                  -----------------------------------

                                  Title:
                                  -----------------------------------
                                  Address:  150 Dan Road
                                            Canton, MA 02021

Date of Original Grant:
April 7, 1987

                             EMPLOYEE'S ACCEPTANCE

  The undersigned hereby accepts the foregoing Agreement and agrees to the terms and conditions thereof.

                                  EMPLOYEE


                                  -----------------------------------
                                         Herbert M. Stein

                                 Address:  2800 South Ocean Boulevard
                                           Boca Raton, FL 33432

                                                         EXHIBIT I
                              ORGANOGENESIS INC.

                 NON-STATUTORY STOCK OPTION EXERCISE AGREEMENT

  AGREEMENT made this          day of                      19   ,  between
Organogenesis Inc. a
Delaware corporation (the "Company"), and     (the "Employee").

  WHEREAS, on April 7, 1987 (the "Grant Date") the Company granted to the Employee, pursuant to a certain Non-Statutory Stock Option Agreement between the Company and the Employee, which Option Agreement was amended as of May 5, 1997 (as amended, the "Option Agreement"), a Stock Option ("the Option") to purchase shares of its Common Stock;

  WHEREAS, the Employee desires to exercise the Option;

  Now, THEREFORE, for valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

  1. Exercise of Option; Purchase of Shares. The Employee hereby exercises his Option and agrees to purchase, subject to the terms and conditions set forth in
this Agreement,                 shares (the          "Shares") of common stock,
$.01 par value, of the Company ("Common Stock"), at a purchase price of $4.80 per share. The aggregate purchase price for the Shares shall be paid by the Employee by check payable to the order of the Company or such other method as may be acceptable to the Company. Upon receipt by the Company of payment for the Shares, the Company shall issue to the Employee one or more certificates in the name of the Employee for that number of shares purchased by the Employee. The Employee agrees that the Shares shall be subject to the Repurchase Right set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement. All additional shares of Common Stock acquired upon any future exercise of the Option shall automatically be deemed to be Shares (as defined above) subject to all of the terms and conditions of this Agreement. The Company may indicate the number of such additional shares of Common Stock on a schedule to this Agreement, appended by the Company and delivered to the Employee.

  2. Repurchase Right.

  (a) In the event that the Employee ceases to be employed by the Company for any reason prior to the third anniversary of the Grant Date, the Company shall have the right and option (the "Repurchase Right") to purchase from the Employee, for a sum of $4.80 per share (the "Repurchase Price"), up to that percentage of the Shares as is set forth in the second column of the table set forth below opposite the period in which the Employee ceases to be so employed.

                                                         PERCENTAGE
                                                         OF SHARES
                                                         SUBJECT TO
                     IF CESSATION                        REPURCHASE
                   OF EMPLOYMENT OCCURS                    RIGHT
                   --------------------                    -----

              Prior to the first anniversary of
                 the Grant Date                             100%

              On or after the first anniversary
                 but before the second anniversary
                 of the Grant Date                           67%

              On or after the second anniversary
                 but before the third anniversary
                 of the Grant Date                           33%

              On or after the third anniversary               0%

  (b) Upon a Change in Control (as defined below) that occurs after the Employee has completed one year of employment with the Company, which period may include employment prior to the Grant Date, the number of Shares as to which the Company may exercise the Repurchase Right pursuant to Section 2 (a) shall be zero; upon a Change in Control that occurs after the Employee has completed six months, but less than one year, of such employment, the number of Shares as to which the Company may exercise the Repurchase Right pursuant to Section 2(a) shall be reduced by one-half. For this purpose, a "Change of Control" shall mean any merger or consolidation of the Company, any tender offer, exchange offer or other purchase of any outstanding securities of the Company, or any sale of assets of the Company, if, as a result of such event, the members of the Company's Board of Directors prior to such event shall thereafter constitute less than a majority of the Board of Directors of the Company (or of the surviving or resulting corporation, as the case may be).

  (c) Upon the death or disability of the Employee prior to the second anniversary of the Grant Date, the number of Shares as to which the Company may exercise the Repurchase Right pursuant to Section 2 (a) shall be reduced by one-half, and upon the death or disability of the Employee on or after the second anniversary of the Grant Date but prior to the third anniversary of the Grant Date, the number of Shares as to which the Company may exercise the Repurchase Right pursuant to Section 2 (a) shall be zero.

  (d) For purposes of this Agreement, employment with the Company shall include employment with a Parent Corporation or Subsidiary of the Company (as such terms are defined in the Option Agreement).

  (e) Shares which are no longer subject to the Repurchase Right shall be referred to herein as "Vested Shares" and Shares which are subject to the Repurchase Right shall be referred to herein as "Unvested Shares".

 3. Exercise of Repurchase Right and Closing.

  (a) The Company may exercise the Repurchase Right by delivering or mailing to the Employee (or his estate), in accordance with Section 14, written notice of exercise within (i) 15 months after the termination of employment of the Employee with the Company because of death or disability (within the meaning of Section 105 (d) (4) of the Internal Revenue Code of 1954, as amended (the "Code")), or (ii) four months after such date in all other cases. Such notice shall specify the number of Shares to be purchased. If and to the extent the Repurchase Right is not so exercised within such period, the Repurchase Right shall automatically expire and terminate effective upon the expiration of such period.

   (b) Within 10 days after his receipt of the Company's notice of the exercise of the Repurchase Right pursuant to subsection (a) above, the Employee (or his estate) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Employee or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company. Upon its receipt of such Shares, the Company shall deliver or mail to the Employee a check in the amount of the aggregate Repurchase Price therefor.

  (c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Employee on account of such Shares or permit the Employee to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

  (d) The Repurchase Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Employee to the Company or in cash (by check) or both.

  (e) The Company shall not purchase any fraction of a share upon exercise of the Repurchase Right, and any fraction of a share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole share (with any one-half share being rounded upward).

   4. Restrictions on Transfer. The Employee hereby agrees that he will not sell, assign, pledge or otherwise dispose of or encumber any Unvested Shares.

   5. Effect of Prohibited Transfer. The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

   6. Restrictive Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

     "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Option Exercise Agreement between the corporation and the registered owner of this certificate (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Treasurer of the corporation."

   7. Adjustments for Stock Splits, Stock Dividends, etc. If from time to time during the term of the Repurchase Right there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Employee is entitled by reason of his ownership of the Shares shall be immediately subject to the Repurchase Right, the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Option Price shall be appropriately adjusted.

   8. Escrow. The Employee, simultaneously with the execution of this Agreement, shall execute and deliver a certain Escrow Agreement substantially the form of Exhibit I hereto, and shall deliver to the Escrow Agent thereunder the certificates representing the Shares issued pursuant to this Agreement, together with two stock powers duly endorsed in blank by the Employee.

   9.  Withholding Taxes.

   (a) The Employee acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Employee any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Employee.

   (b) If the Employee elects, in accordance with Section 83(b) of the Internal Revenue Code of 1954, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Shares and the fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Employee.

  10. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

  11. Waiver. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

  12. Binding Effect. This Agreement shall inure to the benefit of the Company and its successors and assigns and shall be binding upon the Employee and his heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 4 of this Agreement.

  13. No Rights To Employment. Nothing contained in this Agreement Shall be Construed as giving the Employee any right to be retained, in any position, as an employee of the Company.

  14. Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 14.

  15. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

  16. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

  17. Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Employee.

  18. Captions. The captions and paragraph headings contained in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

  19. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Massachusetts.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                  ORGANOGENESIS INC.



                                 By:
                                 ------------------------------------

                                 Title:
                                 ------------------------------------
                                 Address: 150 Dan Road
                                          Canton, MA 02021



                                 EMPLOYEE


                                 ------------------------------------


                                 Address:

                                                        EXHIBIT I
                              ORGANOGENESIS INC.
                               ESCROW AGREEMENT

   AGREEMENT made as of this .... day of  19   , among Organogenesis Inc., a
Delaware         corporation (the "Company"), the Treasurer of the Company
(the "Escrow Agent") and                     (the "Employee").

  WHEREAS, the Company has granted to the Employee an option (the "Option") to
purchase                  shares of its Common Stock;

  WHEREAS, the Employee has exercised the Option and the Company has issued to
the Employee         ...... shares of Common Stock, represented by certificate
no            (the "Shares"), pursuant to an Incentive Stock Option Exercise
Agreement of even date herewith (the "Exercise Agreement");

  WHEREAS, the Shares are restricted as to transfer and subject to an obligation of the Employee to offer to resell them to the Company in certain events;

  WHEREAS, as an inducement to the Company to grant the Option and to assure that the Shares are available for delivery to the Company, if necessary, upon exercise of the Company's Repurchase Right (as defined in the Exercise Agreement), the Employee has agreed to deposit the Shares in escrow with the Escrow Agent; and

  WHEREAS, the Escrow Agent is willing to hold the Shares in escrow under this Agreement;

  Now, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

   1. Deposit of Escrow Shares. Simultaneously with the execution of this Agreement by the parties hereto, the Employee has deposited the certificate representing the Shares with the Escrow Agent, to be held by the Escrow Agent in escrow subject to the terms and conditions of this Agreement. The certificate for the Shares is accompanied by two separate stock powers executed by the Employee in blank for transfer.

   2. Receipt for Escrow Shares. The Escrow Agent hereby acknowledges receipt of the Shares pursuant to Section I of this Agreement. The Escrow Agent agrees to hold the Shares in escrow and to dispose of them as hereinafter provided, shall not transfer the Shares except in accordance with the provisions of this Agreement and shall act with respect thereto in accordance with all the terms and provisions of this Agreement.

   3. Delivery and Deposit of Additional Stock; Future Exercise.

  (a) The Employee hereby irrevocably authorizes the Company to deliver to the Escrow, Agent any certificate or certificates representing additional or other shares of capital stock distributed on, in respect of, or in substitution for the Shares in the event of any stock dividend, stock split-up, reclassification or other capital reorganization of the Shares. Such additional or other shares shall be held in escrow under all the terms and conditions set forth in this Agreement as if they were originally deposited with the Escrow Agent at the time of execution of this Agreement.

  (b) All additional shares of Common Stock acquired upon any future exercise of the Option shall automatically be deemed to be Shares (as defined above) subject to all of the terms and conditions of this Agreement. The Company may indicate the number of such additional shares of Common Stock on a schedule to this Agreement, appended by the Company and delivered to the Employer and the Escrow Agent.

   4. Voting and Cash Dividends. The right to vote the Shares and to receive cash dividends on the Shares shall remain in the Employee unless and until the Shares are purchased by the Company in accordance with the terms of the Award and this Agreement.

   5. Term. The term of this Agreement shall commence on the date of this Agreement and end on the first date on which none of the Shares are subject to the Company's Repurchase Right (the "Expiration Date"). On the Expiration Date, the Escrow Agent shall mail or deliver to the Employee the Shares or the remainder of such Shares as the Escrow Agent shall then hold pursuant to the terms of this Agreement (together with all stock powers relating thereto), unless a claim has been made or is then pending with respect to the remaining Shares as set forth in this Agreement.

   6. Purchase of Unvested Shares. If the Company duly exercises its Repurchase Right pursuant to the Exercise Agreement, upon the termination of employment of the Employee with the Company, to purchase any Shares which have not then become Vested Shares (as defined in the Exercise Agreement), the Company shall promptly deliver to the Escrow Agent a copy of the notice of exercise delivered to the Employee pursuant to the Exercise Agreement. The Escrow Agent is hereby irrevocably authorized and directed, upon receipt of such notice, (i) to date and complete the stock powers necessary for the transfer to the Company of the Shares which the Company has duly elected to purchase, (ii) to deliver such stock powers to the Company, together with the certificate or certificates representing such Shares, and (iii) to deliver to the Employee any Shares which the Company has not elected to purchase. Upon its receipt of the certificate or certificates representing the Shares which the Company has elected to purchase, together with duly endorsed stock powers, the Company shall deliver the purchase price therefor to the Employee as provided in the Exercise Agreement. The Company and the Employee shall furnish to the Escrow Agent any additional documents or instruments as the Escrow Agent may reasonably require to effect any transfer of the Shares pursuant to this Agreement.

   7. Delivery of Vested Shares. When, as and if any Shares become Vested Shares pursuant to the Exercise Agreement, the Escrow Agent shall, at the written request of the Employee, deliver to the Employee a certificate representing such Vested Shares. The balance of such Shares (if any) which have not then become Vested Shares pursuant to the Exercise Agreement will continue to be held by the Escrow Agent in escrow under this Agreement until the Expiration Date.

   8. Power-of-Attorney. The Employee does hereby irrevocably constitute and appoint the Escrow Agent as his or her attorney-in-fact to execute all stock powers, assignments and other documents necessary or appropriate to effect any transfer or delivery of the Shares, or portion thereof, in accordance with this Agreement. Such power-of-attorney shall survive the death of the Employee.

   9. Responsibilities and Liabilities of the Escrow Agent. The Escrow Agent shall not be liable under this Agreement for any action taken or omitted in good faith and in the exercise of the Escrow Agent's own good judgment. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth in this Agreement and may rely and shall be protected in relying on or refraining from acting on any instrument reasonably believed by him to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver any documents deposited or called for under this Agreement.

   10. Successor Escrow Agent. The responsibilities of the Escrow Agent under this Agreement shall terminate if he shall cease to be the Treasurer of the Company or if he shall resign by written notice to each party. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent who shall be entitled to all of the rights and powers of the Escrow Agent hereunder as if originally named herein as Escrow Agent.

   11. Disputes. If any dispute should arise with respect to the delivery and/or ownership or right of possession of the Shares held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed to retain in his possession without liability to anyone all or any part of such Shares until such dispute is resolved either by mutual written agreement of the parties concerned or by a final order, judgment or decree of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty to institute or defend any such proceeding.

   12. Indemnity. The Company shall indemnify and hold harmless the Escrow Agent against any loss, liability or expense imposed upon or incurred by the Escrow Agent as a result of or in connection with his services under this Agreement, provided that the Escrow Agent is not adjudged by a court of competent jurisdiction to have acted with gross negligence or in bad faith.

   13. Notices. Any notice required or permitted pursuant to this Agreement shall be in writing and shall be delivered by hand or by registered or certified mail, postage prepaid, addressed as follows:

 If to the Employee at the address indicated on the last page hereof

          If to the Company:  Organogenesis Inc.
                              150 Dan Road
                              Cambridge, MA 02142

     If to the Escrow Agent:  Treasurer
                              c/o Organogenesis Inc.
                              150 Dan Road
                              Canton, MA 02021

  Any party may change his or its respective address by notice given to the other party in the manner set forth in this Section 13.

  14. Binding Effect. In accordance with its terms, this Agreement shall be binding upon and inure to the benefit of the parties, their respective executors, administrators, successors and assigns.

  15. Amendments. This Agreement may be amended or modified at any time and from time to time only in a writing executed by all the parties hereto.
                                                    ---

  16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

  17. Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute but one agreement binding on the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  ORGANOGENESIS INC.



                                  By:


                                  Title:

                                  Address: 150 Dan Road
                                           Canton, MA 02021



                                  EMPLOYEE





                                  Address:


                                  ESCROW AGENT:



                                  Donna L. Abelli
                                  Treasurer, Organogenesis Inc.